PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	6 Months Ended
Mar. 31, 2025
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment, net

	As of	As of
	March 31, 2025	September 30, 2024
Property and Buildings	$13,260,613	$13,518,768
Machinery and equipment	25,562,916	18,774,867
Automobiles	385,258	235,360
Office and electric equipment	5,558,848	193,294
Subtotal	44,767,635	32,722,289
Less: accumulated depreciation	(34,138,298)	(24,112,010)
Property and equipment, net	$10,629,337	$8,610,279